Exhibit 99.1

Rigetti Computing and Supernova Partners Acquisition Company II Announce Additional $45M PIPE Investment

BERKELEY, Calif., December 27, 2021 (GLOBE NEWSWIRE) — Rigetti Computing (“Rigetti”), a pioneer in hybrid quantum-classical computing, and Supernova Partners Acquisition Company II, Ltd. (“Supernova II”) (NYSE: SNII), a publicly traded special purpose acquisition company, today announced $45 million in additional commitments for a private placement of Supernova II common stock in connection with their proposed business combination. The commitments include a new investment from Lansdowne Partners (UK) LLP and from an existing PIPE investor.

Supernova II previously entered into subscription agreements for a private placement of approximately $103 million of common stock at $10.00 per share in connection with the announcement of the proposed business combination in October 2021. With the additional commitments, the aggregate amount of PIPE commitments is approximately $148 million. The additional commitments are at a premium to the previously announced PIPE, with a price per share of $10.25. All other terms are the same as the previously announced PIPE.

Rigetti plans to use the proceeds from the merger to accelerate its development of multiple generations of quantum processors and grow its commercial business. Last week, the company introduced its next-generation ‘Aspen-M’ 80-qubit quantum computer into private beta. As the world’s first commercial multi-chip quantum processor, Rigetti believes Aspen-M is a key development milestone that solves a critical scaling challenge toward fault-tolerant quantum computing.

Lansdowne Partners joins other leading investors participating in the private placements by purchasing shares of Supernova II common stock. The PIPE investment is subscribed to by funds and accounts advised by T. Rowe Price Associates, Inc.; Bessemer Venture Partners; Franklin Templeton, among others.

The proposed business combination is subject to the approval of Supernova II stockholders and other closing conditions. Following completion of the proposed business combination, the combined company will be named Rigetti Computing, Inc.

About Rigetti Computing

Rigetti Computing is a pioneer in full-stack quantum computing. The company has operated quantum computers over the cloud since 2017 and serves global enterprise, government and research clients through its Rigetti Quantum Cloud Services platform. The company’s proprietary quantum-classical infrastructure provides ultra-low latency integration with public and private clouds for high-performance practical quantum computing. Rigetti has developed the industry’s first multi-chip quantum processor for scalable quantum computing systems. The company designs and manufactures its chips in-house at Fab-1, the industry’s first dedicated and integrated quantum device manufacturing facility. Rigetti was founded in 2013 by Chad Rigetti and today employs more than 140 people with offices in the United States, U.K. and Australia. Learn more at www.rigetti.com.

About Supernova Partners Acquisition Company II

Supernova II is led by Michael Clifton, who was most recently a technology investor at The Carlyle Group; Robert Reid, a long-time senior partner at Blackstone; Spencer Rascoff, a serial entrepreneur who co-founded Hotwire, Zillow, dot.LA and Pacaso and who led Zillow as CEO for nearly a decade; and Alexander Klabin, founder and CEO of Ancient and former managing partner, co-CIO and co-founder of Senator Investment Group.

Additional Information and Where to Find It

Supernova Partners Acquisition Company II (“Supernova II”) has filed a registration statement on Form S-4 (as amended, the “Form S-4”) with the Securities Exchange Commission (the “SEC”), which includes a proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of Supernova II’s common shares in connection with its solicitation of proxies for the vote by Supernova II’s shareholders with respect to the proposed business combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the business combination. After the registration statement is declared effective, Supernova II will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Supernova II’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Rigetti Holdings, Inc. (“Rigetti”), Supernova II and the business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of Supernova II as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Supernova II’s secretary at 4301 50th Street NW, Suite 300 PMB 1044, Washington, D.C. 20016, (202) 918-7050.

Participants in the Solicitation

Supernova II and its directors and executive officers may be deemed participants in the solicitation of proxies from Supernova II’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Supernova II is contained in Supernova II’s prospectus dated March 3, 2021 relating to its initial public offering, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. To the extent such holdings of Supernova II’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

Rigetti and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Supernova II in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination when available.

No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Supernova II, Rigetti, or any of their respective affiliates.

Forward-Looking Statements

Certain statements in this communication may be considered forward-looking statements. Forward-looking statements generally relate to future events and can be identified by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Supernova II and its management, and Rigetti and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the outcome of any legal proceedings that may be instituted against Supernova II, Rigetti, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of Supernova II or to satisfy other conditions to closing; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; the ability to meet stock exchange listing standards following the consummation of the proposed business combination; the risk that the proposed business combination disrupts current plans and operations of Rigetti as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the business combination; changes in applicable laws or regulations; the possibility that Rigetti or the combined company may be adversely affected by other economic, business, or competitive factors; Rigetti’s estimates of expenses and profitability; the evolution of the markets in which Rigetti competes; the ability of Rigetti to execute on its technology roadmap; the ability of Rigetti to implement its strategic initiatives, expansion plans and continue to innovate its existing services; the impact of the COVID-19 pandemic on Rigetti’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the registration on Form S-4 and proxy statement/prospectus discussed above and other documents filed with Supernova II from time to time with the SEC.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Supernova II nor Rigetti undertakes any duty to update these forward-looking statements.

Media Relations Contacts

Lauren Rugani

press@rigetti.com

Investor Relations Contacts

Polly Pearson

RGTI@investorrelations.com